UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 23, 2007

GOFISH CORPORATION
(f/k/a Unibio, Inc.)

(Exact name of registrant as specified in its charter)

Nevada	131651	20-2471683
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Third Street, Suite 260, San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (415) 738-8705

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 23, 2007 GoFish Corporation (the “Company”) issued a press release announcing that it had opened an inquiry concerning improper sales of shares of its common stock sold in a private placement in 2006. The full text of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Press release issued February 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOFISH CORPORATION

Dated: February 23, 2007	By:	/s/ Michael Downing
Michael Downing
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued February 23, 2007.